ALEX. BROWN INCORPORATED

                     UNDERWRITING AGREEMENT


                                            _______________, 19__



Alex. Brown & Sons Incorporated
As Representative of the
      Several Underwriters
c/o  Alex. Brown & Sons Incorporated
135 East Baltimore Street
Baltimore, Maryland 21202

Ladies and Gentlemen:

          Alex. Brown Incorporated, a Maryland corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you (the "Representative") are acting as representative, the principal amount of its securities identified in Schedule I hereto (the "Securities"). The Securities will be issued under (i) a senior indenture, dated as of July 10, 1995, between the Company and Bankers Trust Company as Trustee (the "Senior Debt Indenture"), or (ii) a Subordinated Indenture, dated as of July 10, 1995, between the Company and Chemical Bank as Trustee (the "Subordinated Debt Indenture" and, together with the Senior Debt Indenture, the "Indentures"), as applicable. The Securities are convertible as indicated in Schedule I hereto.

         As the Representative, you have advised the Company (a) that you are authorized to enter into this Agreement on behalf of the several Underwriters, and (b) that the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Securities set forth opposite their respective names in Schedule II hereto.

          In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

          1.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          The Company represents and warrants to each of the Underwriters as set forth below in this Section 1. Certain capitalized terms used in this Section 1 are defined in paragraph (c) hereof.

          (a) A registration statement on Form S-3 (File No. 33- ______), including a Basic Prospectus, with respect to the Securities has been carefully prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission. The Company has complied with the conditions for the use of a registration statement on Form S-3. The Company may have filed with the Commission one or more amendments to such registration statement, and may have used a Preliminary Final Prospectus, each of which has been previously been furnished to you. Such registration statement, as so amended, has become effective. The offering of the Securities is a Delayed Offering and, although the Basic Prospectus may not include all the information with respect to the Securities and the offering thereof required by the Act and the Rules and Regulations to be included in the Final Prospectus, the Basic Prospectus includes all such information required by the Act and the Rules and Regulations to be included therein as of the Effective Date. The Company will hereafter file with the Commission pursuant to Rules 415 and 424(b)(2) or (5) a final supplement to the form of prospectus included in such registration statement relating to the Securities and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Securities and the offering thereof and the shares of common stock, par value $.10 per share (the
     "Common Stock"), of the Company identified in Schedule I hereto issuable upon conversion of the Securities, and, except to the extent the Representative shall agree in writing to any modification thereof, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall be in such form with only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

          (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (as supplemented and amended in the case of the Closing Date) will, comply in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the respective rules and regulations thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indentures did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules and regulations thereunder; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (as supplemented and amended in the case of the Closing Date) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or
     (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement or amendment thereto).

          (c) The terms which follow, when used in this Agreement, shall have the meanings indicated.

               "Basic Prospectus" shall mean the prospectus referred to in Section 1(a) hereof contained in the Registration Statement at the Effective Date.

               "Delayed Offering" shall mean the offering of the Securities pursuant to Rule 415 which does not commence promptly after the effective date of the Registration Statement, with the result that only information required pursuant to Rule 415 need be included in such Registration Statement at the effective date thereof with respect to the Securities.

               "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment(s) thereto became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed by the Company.

               "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

               "Final Prospectus" shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) under the Act after the Execution Time, together with the Basic Prospectus.

               "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus.

               "Registration Statement" shall mean (i) the registration statement referred to in Section 1(a) hereof, including all documents incorporated therein by reference, exhibits and financial statements and notes thereto and related schedules and other statistical and financial data and information included therein, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective); (ii) in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), such registration statement as so amended and (iii) in the event any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, from and after the effectiveness of such Rule 462(b) Registration Statement, such registration statement as so modified by the Rule 462(b) Registration Statement. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

               "Rule 415", "Rule 424", "Rule 430A" and
          "Regulation S-K" refer to such rules or regulation under the Act.

               "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

          Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference.

          (d) The Company and each of its subsidiaries (as defined in Rule 405 under the Act) (the "Subsidiaries") have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, with all corporate power and authority to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and are duly qualified to transact business and are in good standing in each jurisdiction in which the conduct of their respective businesses or ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and the Subsidiaries taken as a whole. None of the subsidiaries of the Company (other than the subsidiaries set forth in Schedule IV hereto) is a "significant subsidiary" as such term is defined in Rule 405 under the Act.


          (e)  Since the respective dates as of which
     information is given in the Registration Statement and the Final Prospectus, there has not been any material adverse change in the business, properties, operations, financial condition, income or business prospects of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, other than as set forth in the Registration Statement and the Prospectus, and since such dates, except in the ordinary course of business, neither the Company nor the Subsidiaries has entered into any material transaction not referred to in Prospectus Statement and the Final Prospectus; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any Subsidiary or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and the Subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Final Prospectus.

          (f) The Indentures have been duly authorized, executed and delivered by the Company and constitute valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by any implied covenant of good faith and fair dealing; the Securities have been duly authorized, and, when duly executed, authenticated, issued and delivered as provided in the Indentures, will be duly and validly issued and outstanding, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indentures and enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by any implied covenant of good faith and fair dealing; the Securities and the shares of Common Stock identified in Schedule I hereto issuable upon conversion of the Securities, when issued and delivered, will conform to the description thereof contained in the Final Prospectus; the holders of the outstanding shares of capital stock of the Company are not entitled to any preemptive or other rights to subscribe for the Securities or the securities issuable upon the conversion thereof; and the shares of Common Stock issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance upon such conversion and, when issued upon conversion, will be validly issued, fully paid and nonassessable.

          (g) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the company enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by any implied covenant of good faith and fair dealing; the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the imposition of any lien or security interest on any property or assets of the Company or any Subsidiary pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of the property or assets of the Company or any Subsidiary is subject, nor will such actions result in any violation of the provisions of the respective Certificates of Incorporation or By-Laws of the Company or any Subsidiary or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any Subsidiary or any of their respective properties or assets; and except for the registration of the Securities under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable State securities laws in connection with the purchase and distribution of the Securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby.

          (h) The Commission has not issued an order preventing or suspending the use of any Prospectus relating to the proposed offering of the Securities nor instituted proceedings for that purpose. The Registration Statement contains, and the Final Prospectus and any amendments or supplements thereto will contain, all statements which are required to be stated therein by, and will conform, to the requirements of the Act and the Rules and Regulations. The documents incorporated by reference in the Registration Statement, at the time filed with the Commission, conformed, in all respects to the requirements of the Act and the Rules and Regulations and the Exchange Act and the rules and regulations of the Commission thereunder. The Registration Statement and any amendment(s) thereto do not contain, and will not contain, any untrue statement of a material fact and do not omit, and will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Final Prospectus and any amendments and supplements thereto do not contain, and will not contain, any untrue statement of material fact; and do not omit, and will not omit, to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Final Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representative, specifically for use in the preparation thereof.

          (i) The consolidated financial statements of the Company and the Subsidiaries, notes thereto, related schedules and other statistical and financial data and information as set forth or incorporated by reference in the Registration Statement present fairly the financial position and the results of operations and cash flows of the Company and the consolidated Subsidiaries, at the indicated dates and for the indicated periods. Such consolidated financial statements, notes thereto, related schedules and other statistical and financial information set forth or incorporated by reference in the Registration Statement have been prepared in accordance with generally accepted principles of accounting, consistently applied throughout the periods involved, except as disclosed herein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary financial and statistical data included or incorporated by reference in the Registration Statement present fairly the information shown therein and such data has been compiled on a basis consistent with the consolidated financial statements set forth or incorporated by reference therein and the books and records of the Company.

          (j) KPMG Peat Marwick LLP ("Peat Marwick"), who have certified certain of the consolidated financial statements filed with the Commission as part of, or incorporated by reference in, the Final Prospectus, are independent public accountants as required by the Act and the Rules and Regulations.

          (k) There is no action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary before any court or administrative agency or otherwise which, if determined adversely to the Company or any Subsidiary, might result in any material adverse change in the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and any of the Subsidiaries taken as a whole or to prevent the consummation of the transactions contemplated hereby, except as set forth in the Final Prospectus.

          (l) The Company and the Subsidiaries have good and marketable title to all of the properties and assets reflected in the consolidated financial statements (or as described in the Final Prospectus) hereinabove described, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such consolidated financial statements (or as described in the Final Prospectus) or which are not material in amount. The Company and the Subsidiaries occupy their leased properties under valid and binding leases conforming in all material respects to the description thereof set forth in the Final Prospectus.

          (m) The documents which are incorporated by reference in the Registration Statement and the Final Prospectus or from which information is so incorporated by reference, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Act and the Rules and Regulations or the

     Exchange Act and the rules and regulations thereunder as applicable, and any documents so filed and incorporated by reference subsequent to the Effective Date shall, when they are filed with the Commission, conform in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder.

          (n) Each approval, consent, order, authorization, designation, declaration, or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated has been obtained or made and is in full force and effect, except such steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or as may be necessary to qualify the Securities for public offering by the Underwriters under state securities laws or filing requirements under Rule 424(b) or Rule 430A.

          (o) The Company and the Subsidiaries have filed all federal, state, local and foreign income tax returns which have been required to be filed and have paid all taxes indicated by said returns and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith. All tax liabilities have been adequately provided for in the consolidated financial statements of the Company.

          (p) Since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise), or prospects of the Company and the Subsidiaries taken as a whole, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company or any Subsidiary, other than transactions in the ordinary course of business and changes and transactions described in the Registration Statement or the Final Prospectus, as amended or supplemented. The Company and the Subsidiaries have no material contingent obligations which are not disclosed in the consolidated financial statements incorporated by reference in the Registration Statement.

          (q) Neither the Company nor any Subsidiary is, or with the giving of notice or lapse of time or both, will be, in violation of or in default under its respective Certificate of Incorporation or By-Laws or under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and which default is of material significance in respect of the condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole or the business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party, or of the Certificate of Incorporation or By-Laws of the Company or any order, rule or regulation applicable to the Company or any Subsidiary of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction.

          (r) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the Commission, the New York Stock Exchange or the NASD or such additional steps as may be necessary to qualify the Securities for public offering by the Underwriters under State securities or Blue Sky laws) has been obtained or made and is in full force and effect.

          (s) The Company and each of the Subsidiaries hold all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of their respective businesses; and neither the Company nor any of the Subsidiaries has infringed any patents, patent rights, trade names, trademarks or copyrights, which infringement is material to the business of the Company and the Subsidiaries taken as a whole. The Company knows of no material infringement by others of patents, patent rights, trade names, trademarks or copyrights owned by or licensed to the Company.

          (t) Neither the Company, nor to the Company's best knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Securities. The Company acknowledges that the Underwriters may engage in passive market making transactions in the Securities on The

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     NASDAQ Stock Market in accordance with Rule 10b-6A under the
     Exchange Act.

          (u) Neither the Company nor any Subsidiary is an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Commission thereunder.

          (v) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (w) The Company and the Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses.

          2.   PURCHASE, SALE AND DELIVERY OF THE SECURITIES.

          Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule I hereto, the amount of the Securities set forth opposite such Underwriter's name in
Schedule II hereto.

          As provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase Securities from the Company pursuant to delayed delivery contracts (the "Delayed Delivery Contracts") substantially in the form of Schedule IV hereto, but with such changes therein as the Company may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representative, for the account of the Underwriters, on the Closing Date, the percentage set forth in Schedule I hereto of the principal amount of the Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts may be entered into with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions.

The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts.

          Delivery of and payment for the Securities shall be made on the date and at the time specified in Schedule I hereto (or such other date not later than three business days after the date the Registration Statement becomes effective, or in the case of a Rule 462(b) Registration Statement, such date not later than four business days after the date the Registration Statement becomes effective) (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of the Company by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next day funds. Delivery of the Securities shall be made at such location as the Representative shall reasonably designate at least one business day in advance of the Closing Date and payment for the Securities shall be made at the office specified in Schedule I hereto. Certificates for the Securities shall be registered in such names and in such denominations as the Representative may request not less than three full business days in advance of the Closing Date and will be made available for inspection by the Representative at least one business day prior to the Closing Date. As used herein, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and are not permitted by law or executive order to be closed.

     The Company agrees to have the Securities available for inspection, checking and packaging by the Representative in ____________, not later than _:__ _.m. on the business day prior to the Closing Date.

     3.   OFFERING BY THE UNDERWRITERS.

          The Company is advised by the Representative that the Underwriters propose to make a public offering of the Securities from time to time as and when the Representative deems advisable after the Registration Statement becomes effective.

          4.   COVENANTS OF THE COMPANY.

          The Company covenants and agrees with the several
     Underwriters that:

          (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective as soon as reasonably practicable thereafter or, if the procedure in Rule 430A is followed, prepare and timely file with the

     Commission under Rule 424(b) a prospectus containing information previously omitted at the time of effectiveness of the Registration Statement in reliance upon Rule 430A. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or amendments or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company will cause the Final Prospectus, properly completed, and any supplement thereto, to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing. Upon your request, the Company will prepare and timely file with the Commission a Rule 462(b) Registration Statement. The Company will promptly advise the Representative (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Final Prospectus or for any other additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued or suspended, to obtain as soon as possible the withdrawal thereof.

          (b) Prior to the filing thereof with the Commission, the Company will submit to you, for your approval after reasonable notice thereof, such approval not to be unreasonably withheld or delayed, a copy of any post-effective amendment to the Registration Statement, any Rule 462(b) Registration Statement proposed to be filed or a copy of any document proposed to be filed under the Exchange Act before the termination of the offering of the Securities by the Underwriters if such document would be deemed to be incorporated by reference into the Registration Statement or Final Prospectus.

          (c) The Company will deliver to, or upon the order of, the Representative, from time to time, as many copies of any Preliminary Final Prospectus as the Representative may reasonably request. The Company will deliver to, or upon the order of, the Representative during the period when delivery of a Final Prospectus is required under the Act, as many copies of the Final Prospectus, or as thereafter amended or supplemented, as the Representative may reasonably request. The Company will deliver to the Representative at or before the Closing Date, _____ signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representative such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested), including documents incorporated by reference therein, and of all amendments thereto, as the Representative may reasonably request.

          (d) The Company will comply with the Act and the Rules and Regulations, and the Exchange Act and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and the Final Prospectus. If during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Final Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Final Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Final Prospectus to comply with any law, the Company promptly will either (i) prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus or (ii) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

          (e) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earning statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earning statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 of the Rules and Regulations and will advise you in writing when such statement has been so made available.

          (f) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representative may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities, except that the Company will not be obligated to qualify the Securities in any such jurisdiction in which such qualification would require the Company to qualify to do business as a foreign corporation or file a general consent to service of process; and will arrange for the determination of the legality of the Securities for purchase by institutional investors. The Company will, from time to time, prepare and file such statements, reports, and other documents as are or may be required to continue such qualifications in effect for so long a period as the Representative may reasonably request for distribution of the Securities.

          (g) Until the date set forth on Schedule I hereto, the Company will not, without the consent of the Representative, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any equity securities of the Company or any securities convertible into, or exchangeable for, equity securities of the Company (other than the Securities); provided, however, that the Company may issue and sell equity securities of the Company pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time and the Company may issue equity securities issuable upon the conversion of the Securities or the exercise of warrants outstanding at the Execution Time.

          (h) The Company will, for a period of five years from the Closing Date, deliver to the Representative copies of annual reports and copies of all other documents, reports and information furnished by the Company to its stockholders or filed with any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the Act or the Exchange Act. The Company will deliver to the Representative similar reports with respect to significant subsidiaries, as that term is defined in the Rules and Regulations, which are not consolidated in the Company's consolidated financial statements.

          (i) The Company will use its best efforts to list, subject to notice of official issuance, the Securities on the New York Stock Exchange.

          (j) The Company has caused each officer and director and specific shareholders of the Company to furnish to you, on or prior to the date of this agreement, a letter or letters, in form and substance satisfactory to the Underwriters, pursuant to which each such person shall agree not to offer, sell, sell short or otherwise dispose of any shares of Common Stock of the Company or other capital stock of the Company, or any other securities convertible, exchangeable or exercisable for Common Shares or derivative of Common Shares owned by such person or request the registration for the offer or sale of any of the foregoing (or as to which such person has the right to direct the
     disposition of) for a period of        days after the date
     of this Agreement, directly or indirectly, except with the prior written consent of Alex. Brown & Sons Incorporated (the "Lock-up Agreements").

          (k) The Company shall apply the net proceeds of its sale of the Securities as set forth in the Prospectus.

          (l) The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Securities in such a manner as would require the Company or any of the Subsidiaries to register as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

          (m) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

          (n) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

          (o) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported or incorporated by reference in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

     5.   COSTS AND EXPENSES.

          The Company will pay all costs, expenses and fees incident to the performance of the obligations of the Company under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company; the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, Preliminary Final Prospectuses, the Final Prospectus, this Agreement, the Underwriters' Invitation Letter, the Listing Application, the Blue Sky Survey and any supplements or amendments thereto; the filing fees of the Commission; the filing fees and expenses (including legal fees and disbursements) incident to securing any required review by the NASD of the terms of the sale of the Securities; the Listing Fee of the New York Stock Exchange; and the expenses, including the fees and disbursements of counsel for the Underwriters, incurred in connection with the qualification of the Securities under State securities or Blue Sky laws. Any transfer taxes imposed on the sale of the Securities to the several Underwriters will be paid by the Company. The Company agrees to pay all costs and expenses of the Underwriters. The Company shall not, however, be required to pay for any of the Underwriters expenses (other than those related to qualification under NASD regulation and State securities or Blue Sky laws) except that, if this Agreement shall not be consummated because the conditions in Section 6 hereof are not satisfied, or because this Agreement is terminated by the Representative pursuant to Section 11 hereof, or by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure to satisfy said condition or to comply with said terms be due to the default or omission of any Underwriter, then the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Securities or in contemplation of performing their obligations hereunder; but the Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Securities.

     6.   CONDITIONS OF OBLIGATIONS OF THE UNDERWRITERS.

          The several obligations of the Underwriters to purchase the Securities on the Closing Date are subject to the accuracy, as of the Closing Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its covenants and obligations hereunder and to the following additional conditions:

          (a) The Registration Statement and all post-effective amendments thereto shall have become effective not later than 5:30 p.m. (or, in the case of a Rule 462(b) Registration Statement, not later than 10:00 p.m.) on the date hereof and any and all filings required by Rule 424(b) and Rule 430A of the Rules and Regulations shall have been made within the applicable time period prescribed for such filing by the Rules and Regulations, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representative and complied with to its reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission and no injunction, restraining order, or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Securities.

          (b) The Representative shall have received on the Closing Date the opinion of Shearman & Sterling, counsel for the Company ("Shearman"), dated the Closing Date, in form and substance reasonably satisfactory to Willkie Farr & Gallagher ("Willkie Farr"), counsel to the Underwriters, and addressed to the Underwriters (and stating that it may be relied upon by Willkie Farr) to the effect that:


            (i)  The Company and the Subsidiaries have
          been duly organized and are validly existing as corporations in good standing under the laws of the State of Maryland, with corporate power and authority to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement; the Company and each of the Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification, except to the extent where the failure to be so qualified or be in good standing would have a material adverse effect on the business of the Company and the Subsidiaries taken as a whole; and the outstanding shares of capital stock of each of the Subsidiaries listed on Schedule III hereto have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Company either directly or through wholly owned Subsidiaries free and clear of all liens, encumbrances and equities and claims.

               (ii)  (a) The Company has authorized and
          outstanding capital stock as set forth in the Final Prospectus; (b) the capital stock of the Company and the Securities conform to the description thereof contained in the Final Prospectus and the holders of the outstanding shares of capital stock of the Company are not entitled to any preemptive or other rights to subscribe for the Securities or the shares of Common Stock set forth on Schedule I hereto issuable upon the conversion thereof; (c) such shares of Common Stock issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance upon such conversion and, when issued upon conversion, will be validly issued, fully paid and nonassessable; and (d) if the Final Prospectus states that the Securities or the shares of Common Stock identified in
          Schedule I hereto issuable upon conversion of the Securities are to be listed on any securities exchange, authorization thereof has been given, subject to official notice of issuance and evidence of satisfactory distribution, or the Company has filed a preliminary listing application and all required supporting documents with respect to the Securities and the shares of Common Stock issuable upon conversion of the Securities with such securities exchange and such counsel has no reason to believe that the Securities and the shares of Common Stock issuable upon conversion of the Securities, as the case may be, will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution.

                    (iii) Except as described in or contemplated by the Prospectus, to the knowledge of such counsel, there are no outstanding securities of the Company convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company and there are no outstanding or authorized options, warrants or rights of any character obligating the Company to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock; and except as described in the Final Prospectus, to the knowledge of such counsel, no holder of any securities of the Company or any other person has the right, contractual or otherwise, which has not been satisfied or effectively waived, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Securities or the right to have any Common Shares or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the

          Registration Statement, to require registration under the Act of any shares of Common Stock or other securities of the Company.

                    (iv)  The Registration Statement has become
          effective under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b) and, to the best of the knowledge of such counsel, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Act.

                    (v)  The Registration Statement, the Final
          Prospectus and each amendment or supplement thereto and documents incorporated by reference therein comply as to form in all material respects with the requirements of the Act, the Rules and Regulations and the Exchange Act and the applicable rules and regulations thereunder (except that such counsel need express no opinion as to the consolidated financial statements of the Company, the notes thereto, related schedules and statistical and financial data and other information set forth or incorporated by reference therein). The conditions for the use of Form S-3, set forth in the General Instructions thereto, have been satisfied.

                    (vi)  The statements under the caption
          "Description of Capital Stock" in the Final Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of law, fairly summarize in all material respects the information called for with respect to such documents and matters.

                    (vii) This Agreement and the Indentures have been duly authorized, executed and delivered by the Company, and assuming that this Agreement and the Indentures have been duly executed and delivered on behalf of, and are binding on, each of the Underwriters and the Trustees, respectively, this Agreement and the indentures are valid, legal and binding obligations and agreements of the Company and are enforceable against the Company in accordance with their terms, except insofar as may be limited by bankruptcy, insolvency, regorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally and subject to general principles of equity and, with respect to this Agreement only, except insofar as indemnification and contribution privisions thereof may be limited by applicable law and public policy.

                    (viii)  Such counsel does not know of any
          contracts or documents required to be filed as exhibits to or incorporated by reference in the Registration Statement or described in the Registration Statement or the Final Prospectus which are not so filed, incorporated by reference or described as required, and such contracts and documents as are summarized in the Registration Statement or the Final Prospectus are fairly summarized in all material respects.

                    (ix)  Such counsel knows of no material legal
          or governmental proceedings pending or threatened against the Company or any Subsidiary except as set forth in the Final Prospectus.

                    (x)  The execution and delivery of this
          Agreement and the Indentures and the consummation of the transactions herein and therein contemplated do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the respective Certificates of Incorporation or By-Laws of the Company and the Subsidiaries; any agreement or instrument known to such counsel to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary may be bound or any judgment, order or decree known to such counsel to be applicable to the Company or any Subsidiary of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any Subsidiary; and no holders of the securities of the Company have rights to the registration of such securities under the Registration Statement.

                    (xi)  No approval, consent, order,
          authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement and the Indentures and the consummation of the transactions herein and therein contemplated or for the performance by the Company of its obligations relating to the Securities (other than as may be required by the Commission, the New York Stock Exchange or the NASD or as required by State securities and Blue Sky laws as to which such counsel need express no opinion) except such as have been obtained or made, specifying the same.

                    (xii)  The Company is not, and will not
          become, as a result of the consummation of the transactions contemplated by this Agreement, and application of the net proceeds from the offering and sale of the Securities pursuant to the Registration Statement as described in the Final Prospectus, required to register as an investment company under the 1940 Act.

          In rendering such opinions, Shearman may rely, as to factual matters, on written certificates of officers of the Company or the representations and warranties of the Company, and as to matters governed by the laws of the State of Maryland, on the opinion of Robert F. Price, Esq., Secretary and General Counsel of the Company, provided that in each case such counsel shall state that they believe that they and the Underwriters are justified in relying on such other opinion of counsel. In addition to the matters set forth above, the opinion of Shearman shall also include a statement to the effect that nothing has come to the attention of such counsel which leads such counsel to believe that (i) the Registration Statement, at the time it became effective under the Act (but after giving effect to any modifications incorporated therein pursuant to Rule 430A under the Act) and as of the Closing Date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the Final Prospectus, or any supplement thereto, on the date it was filed pursuant to the Rules and Regulations and as of the Closing Date contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements, in the light of the circumstances under which they are made, not misleading (except that such counsel need express no view as to the consolidated financial statements of the Company, notes thereto, related schedules and other statistical and financial data and information set forth or incorporated by reference therein). With respect to such statement, such counsel may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

          (c) The opinion of Robert F. Price, Esq., Secretary and General Counsel of the Company, in form and substance reasonably satisfactory to Willkie Farr, to the effect that:

                    (i)  The Company and the Subsidiaries have
          been duly organized and are validly existing as corporations in good standing under the laws of the State of Maryland, with corporate power and authority to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement; the Company and each of the Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification, except to the extent where the failure to be so qualified or be in good standing would have a material adverse effect on the business of the Company and the Subsidiaries taken as a whole; and the outstanding shares of capital stock of each of the Subsidiaries listed on Schedule III hereto have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Company either directly or through wholly owned Subsidiaries free and clear of all liens, encumbrances and equities and claims.

                    (ii) The capital stock of the Company and the Securities conform to the description thereof contained in the Final Prospectus and the holders of the outstanding shares of capital stock of the Company are not entitled to any preemptive or other rights to subscribe for the Securities or the shares of Common Stock set forth on Schedule I hereto issuable upon the conversion thereof.

                    (iii) This Agreement and the Indentures have been duly authorized, executed and delivered by the Company, and assuming that this Agreement and the Indentures have been duly executed and delivered on behalf of, and are binding on, each of the Underwriters and the Trustees, respectively, this Agreement and the indentures are valid, legal and binding obligations and agreements of the Company and are enforceable against the Company in accordance with their terms, except insofar as may be limited by bankruptcy, insolvency, regorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally and subject to general principles of equity and, with respect to this Agreement only, except insofar as indemnification and contribution privisions thereof may be limited by applicable law and public policy.

                    (iv)  The execution and delivery of this
          Agreement and the Indentures and the consummation of the transactions herein and therein contemplated do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the respective Certificates of Incorporation or By-Laws of the Company and the Subsidiaries; any agreement or instrument known to such counsel to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary may be bound or any judgment, order or decree known to such counsel to be applicable to the Company or any Subsidiary of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any Subsidiary; and no holders of the securities of the Company have rights to the registration of such securities under the Registration Statement.

                    (v)  The execution and delivery of this
          Agreement and the Indentures and the consummation of the transactions herein and therein contemplated do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the respective Certificates of Incorporation or By-Laws of the Company and the Subsidiaries; any agreement or instrument known to such counsel to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary may be bound or any judgment, order or decree known to such counsel to be applicable to the Company or any Subsidiary of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any Subsidiary; and no holders of the securities of the Company have rights to the registration of such securities under the Registration Statement.

          (d) The Representative shall have received from Willkie Farr, counsel for the Underwriters, an opinion, dated the Closing Date, substantially to the effect specified in subparagraphs (ii)(a), (iii), (iv), (ix) and
     (xi) of paragraph (b) of this Section 6. In rendering those opinions above concerning matters governed by the laws of the State of Maryland, Willkie Farr may rely on the opinion of Robert F. Price, Esq. In addition to the matters set forth above, the opinion of Willkie Farr shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that
     (i) the Registration Statement, or any amendment thereto, as of the time it became effective under the Act (but after giving effect to any modifications incorporated therein pursuant to Rule 430A under the Act) and as of the Closing Date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and
     (ii) the Final Prospectus, or any supplement thereto, on the date it was filed pursuant to the Rules and Regulations and as of the Closing Date contained an untrue statement of a material fact or omitted to state a material fact, necessary in order to make the statements, in the light of the circumstances under which they are made, not misleading
     (except that such counsel need express no view as to the consolidated financial statements of the Company, the notes thereto, related schedules and statistical and financial data and other information set forth or incorporated by reference therein). With respect to such statement, such counsel may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

          (e) The Representative shall have received at or prior to the Closing Date from Willkie Farr a memorandum or summary, in form and substance satisfactory to the Representative, with respect to the qualification for offering and sale by the Underwriters of the Securities under the State securities or Blue Sky laws of such jurisdictions as the Representative may reasonably have designated to the Company.

          (f) You shall have received, on each of the dates hereof and the Closing Date, a letter dated the date hereof and the Closing Date in form and substance satisfactory to you, of Peat Marwick confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating that, in their opinion, the consolidated financial statements, notes thereto, related schedules and statistical and financial data and information examined by them and set forth or incorporated by reference in the Registration Statement comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations; and containing such other statements and information as is ordinarily included in accountants' "comfort letters" to Underwriters with respect to the consolidated financial statements of the Company, the notes thereto, related schedules and statistical and financial data and other information set forth or incorporated by reference in the Registration Statement and the Final Prospectus.

          (g) The Representative shall have received on the Closing Date a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that, as of the Closing Date, each of them severally represents as follows:

                    (i)  The Registration Statement has become
          effective under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been taken or are, to his or her knowledge, contemplated by the Commission;

                    (ii)  The representations and warranties of
          the Company contained in Section 1 hereof are true and correct as of the Closing Date;

                    (iii)  All filings required to have been made
          pursuant to Rules 424 or 430A under the Act have been made;

                    (iv)  He or she has carefully examined the
          Registration Statement and the Final Prospectus and, in his or her opinion, as of the effective date of the Registration Statement, the statements contained in the Registration Statement were true and correct, and such Registration Statement and Final Prospectus did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Final Prospectus which has not been so set forth in such supplement or amendment; and

                    (v)  Since the respective dates as of which
          information is given in the Registration Statement and Prospectus, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and the Subsidiaries taken as a whole or the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business.

          (h)  The Company shall have furnished to the
     Representative such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Representative may reasonably have requested.

          (i) The Securities have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

          (j) The Lock-up Agreements described in Section 4(j) are in full force and effect.

          The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Representative and to Willkie Farr, counsel for the Underwriters.

          If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representative by notifying the Company of such termination in writing or by telegram at or prior to the Closing Date.

          In such event, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

     7.   CONDITIONS OF THE OBLIGATIONS OF THE COMPANY.

          The obligations of the Company to sell and deliver the portion of the Securities required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

     8.   INDEMNIFICATION.

          (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each Underwriter and each such controlling person upon demand for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Securities, whether or not such Underwriter or controlling person is a party to any action or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representative specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each Underwriter severally and not jointly will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representative specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

          (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this
     Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 8(a) or (b) shall be available to any party who shall fail to give notice as provided in this Section 8(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 8(a) and by the Company in the case of parties indemnified pursuant to
     Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

          (d)  If the indemnification provided for in this
     Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this
     Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

     Notwithstanding the provisions of this subsection (d), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Securities purchased by such Underwriter and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 8(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (e) In any proceeding relating to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus, the Final Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

          (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of
     (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or any persons controlling the Company, (ii) acceptance of any Securities and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.




     9.   DEFAULT BY UNDERWRITERS.

          If on the Closing Date, any Underwriter shall fail to purchase and pay for the portion of the Securities which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company), you, as the Representative of the Underwriters, shall use your reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company such amounts as may be agreed upon and upon the terms set forth herein, the Securities which the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours you, as such Representative, shall not have procured such other Underwriters, or any others, to purchase the Securities agreed to be purchased by the defaulting Underwriter or

     Underwriters, then (a) if the aggregate amount of Securities with respect to which such default shall occur does not exceed 10% of the Securities covered hereby, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Securities which they are obligated to purchase hereunder, to purchase the Securities which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of shares of Securities with respect to which such default shall occur exceeds 10% of the Securities covered hereby, the Company or you as the Representative of the Underwriters will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company except to the extent provided in Section 8 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 9, the Closing Date may be postponed for such period, not exceeding seven days, as you, as the Representative, may determine in order that the required changes in the Registration Statement or in the Final Prospectus or in any other documents or arrangements may be effected. The term "Underwriter" includes any person substituted for a defaulting Underwriter. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     10.  NOTICES.

          All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, telecopied or telegraphed and confirmed as follows: if to the Underwriters, to Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland 21202, Attention: General Counsel; with a copy to Willkie Farr, One Citicorp Center, 153 East 53rd Street, New York, New York, 10022, Attention: William J. Grant, Jr.; if to the Company, to Alex. Brown Incorporated, 135 East Baltimore Street, Baltimore, Maryland 21202, Attention: Beverly Wright; with a copy to Shearman, 599 Lexington Avenue, New York, New York 10022, Attention: Faith D. Grossnickle.

     11.  TERMINATION.

          This Agreement may be terminated by you by notice to the Company as follows:

          (a) at any time prior to the earlier of (i) the time the Securities are released by you for sale by notice to the Underwriters, or (ii) 11:30 a.m. on the first business day following the date of this Agreement;

          (b) at any time prior to the Closing Date if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole or the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your reasonable judgment, make it impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) suspension of trading in securities generally on the New York Stock Exchange or the American Stock Exchange or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such Exchange, (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company, (v) declaration of a banking moratorium by United States or New York State authorities, (vi) any downgrading in the rating of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Exchange Act);
     (vii) the suspension of trading of the Company's common stock by the Commission on the New York Stock Exchange or
     (viii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States; or

          (c)  as provided in Sections 6 and 9 of this Agreement.

     12.  SUCCESSORS.

          This Agreement has been and is made solely for the benefit of the Underwriters and the Company and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign merely because of such purchase.

     13.  INFORMATION PROVIDED BY UNDERWRITERS.

          The Company and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in any Prospectus or the Registration Statement consists of the information set forth in the last paragraph on the front cover page (insofar as such information relates to the Underwriters), legends required by Item 502(d) of Regulation S-K under the Act and the information under the caption "Plan of Distribution" in the Registration Statement and the Final Prospectus.



     14.  MISCELLANEOUS.

          The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers and (c) delivery of and payment for the Securities under this Agreement.

          This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland.

     If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the several Underwriters in accordance with its terms.


                          Very truly yours,

                          ALEX. BROWN INCORPORATED


                          By:________________________________

                          Name:

                          Title:




The foregoing Underwriting Agreement
is hereby confirmed and accepted as
of the date first above written.

ALEX. BROWN & SONS INCORPORATED


By:   ___________________

Name:

Title:



As the Representative of the several
Underwriters listed on Schedule I
hereto

By:  Alex. Brown & Sons Incorporated


By:______________________

Name:

Title:

                           SCHEDULE I

   Underwriting Agreement dated              ,199

   Registration Statement No.

   Representative:

   Title, Purchase Price and Description of Securities:

        Title:

        Principal amount:

        Purchase price (include accrued interest or amortization, if any):

        Conversion provisions:

        Subordination provisions:

        Sinking fund provisions:

        Redemption provisions:

Closing Date, Time and Location:

Delayed Delivery Arrangements:

Date referred to in Section 4(g) before which the Company may not offer or sell any equity securities of the Company or any securities convertible into, or exchangeable for, equity securities of the Company without the consent of the
Representative:

Whether letter from KPMG Peat Marwick LLP is required to be delivered pursuant to Section 5(e) at the Execution Time:

List any additional "significant subsidiaries" of the Company, as referred to in Section l(d):

                           SCHEDULE II

                    Schedule of Underwriters



                                             Principal Amount of
                                               Securities to be
Underwriter                                       Purchased

Alex. Brown & Sons Incorporated






                                                  __________

               Total                              __________

                          SCHEDULE III

                   Subsidiaries of the Company

                           SCHEDULE IV

                    Delayed Delivery Contract


                                                ________ __, 19__

Alex. Brown & Sons Incorporated
As the Representative of the
     Several Underwriters
c/o Alex. Brown & Sons Incorporated
135 East Baltimore Street
Baltimore, Maryland  21202

Ladies and Gentlemen:

          The undersigned hereby agrees to purchase from Alex. Brown Incorporated, a Maryland corporation (the "Company"), and the Company agrees to sell to the undersigned the Company's securities described in Schedule A attached hereto (the "Securities"), offered pursuant to the Final Prospectus of the Company dated ________ , 19__, receipt of copies of which are hereby acknowledged, at a purchase price stated in Schedule A and on the further terms and conditions set forth in this Agreement. The undersigned does not contemplate selling Securities prior to making payment therefor.



          The undersigned will purchase from the Company
Securities in the principal amount and numbers on the delivery dates set forth in Schedule A attached hereto. Each such date on which the Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date."

          The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date, and the obligation of the Company to sell and deliver Securities on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that (1) the purchase of Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and (2) the Company, on or before the Delivery Date, shall have sold to certain underwriters (the "Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Prospectus and Prospectus Supplement mentioned above. Promptly after completion of such sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the

Securities, and the obligation of the Company to cause the Securities to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the Securities pursuant to other contracts similar to this Contract.

          This Contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

          It is understood that acceptance of this Contract and other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first come, first served basis. If this Contract is acceptable to the Company, it is required that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.

          This agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

                                Very truly yours,



                                (Name of Purchaser)


                                By
                                 (Signature and Title of
                                  Officer)


                                        (Address)


Accepted:


ALEX. BROWN INCORPORATED


By:
Name:
Title:

             SCHEDULE A TO DELAYED DELIVERY CONTRACT

Securities:




Principal Amount of Securities to be Purchased:




Purchase Price:




Delivery Dates: